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                                                                   EXHIBIT 10.52

                             SECOND AMENDMENT TO
                               PROMISSORY NOTE


                                   RECITAL

     James L. Barnhart ("Maker") executed a promissory note dated December 31, 1993, in favor of Molecular Biosystems, Inc. ("MBI"), in the principal amount of $213,481.85, due and payable on January 31, 1995 ("Note"). Maker and MBI previously extended the Note until January 31, 1996. Maker and MBI desire to extend the Note an additional two years.

     NOW, THEREFORE, in consideration of the payment of $1.00 by Maker to MBI, the receipt and sufficiency of which is acknowledged by MBI, the parties agree as follows:

     1. The final sentence of Paragraph 1 of the Note shall be replaced in its entirety with the following sentence:

     "The entire indebtedness represented by this Note and all interest accrued hereunder shall be due and payable on January 31, 1998."

     2.   All other terms and conditions of the Note are reaffirmed.

     AGREED:

                                        /s/ James L. Barnhart
                                        ________________________________________
                                        James L. Barnhart


                                        MOLECULAR BIOSYSTEMS, INC.


                                        /s/ G.A. Wills
                                        ________________________________________
                                        By: Gerard A. Wills
                                            Vice President, Finance and
                                            Chief Financial Officer


DATED: June 24, 1996